SEPTEMBER 24, 2024
SUPPLEMENT TO
THE HARTFORD INTERNATIONAL VALUE FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Effective immediately, Keith E. White is added as a portfolio manager for The Hartford International Value Fund. James H. Shakin, CFA, Andrew M. Corry, CFA, Tarit Rao-Chakravorti and Tyler J. Brown, CFA will remain as portfolio managers for The Hartford International Value Fund. Accordingly, under the heading “Management” in the above referenced Summary Prospectus, the following information is added to the portfolio manager table effective immediately:
Portfolio Manager	Title	Involved with Fund Since
Keith E. White	Senior Managing Director and Equity Portfolio Manager	July 2024
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7685
September 2024